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                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES

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                                                   STATE OF          ASSUMED BUSINESS NAME(S)
NAME OF ENTITY(1)                                   ORIGIN      (IF DIFFERENT THAN ENTITY NAME)
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
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Lithia Chrysler Jeep of Anchorage, Inc.           Alaska
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Lithia CIMR, Inc.                                 California    Lithia Chevrolet of Redding

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Lithia DC, Inc.                                   California    Lithia Dodge of Concord
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Lithia FMF, Inc.                                  California    Lithia Ford of Fresno
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Lithia FN, Inc.                                   California    Lithia Ford Lincoln Mercury of
                                                                Napa
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Lithia FVHC, Inc.                                 California    Lithia Ford of Concord
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Lithia JEF, Inc.                                  California    Lithia Hyundai of Fresno
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Lithia MMF, Inc.                                  California    Lithia Mazda of Fresno
                                                                Lithia Suzuki of Fresno
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Lithia of Anchorage, Inc.                         California    Lithia Dodge of South Anchorage
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Lithia NF, Inc.                                   California    Lithia Nissan of Fresno
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Lithia TKV, Inc.                                  California    Lithia Toyota of Vacaville
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Lithia TR, Inc.                                   California    Lithia Toyota of Redding
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Lithia VWC, Inc.                                  California    Lithia Volkswagen of Concord
                                                                Lithia Isuzu of Concord
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Lithia Centennial Chrysler Plymouth Jeep, Inc.    Colorado      Lithia Centennial Chrysler Jeep
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Lithia Cherry Creek Dodge, Inc.                   Colorado      Lithia Cherry Creek Dodge
                                                                Lithia Cherry Creek Kia
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Lithia Colorado Chrysler Plymouth, Inc.           Colorado      Lithia Colorado Chrysler
                                                                Lithia Colorado Kia
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Lithia Colorado Jeep, Inc.                        Colorado      Lithia Colorado Jeep
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Lithia Colorado Springs Jeep Chrysler Plymouth,   Colorado      Lithia Colorado Springs Jeep
Inc.                                                            Chrysler
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

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                                                   STATE OF     ASSUMED BUSINESS NAME(S)
NAME OF ENTITY                                      ORIGIN      (IF DIFFERENT THAN ENTITY NAME)
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
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Lithia Foothills Chrysler, Inc.                   Colorado      Lithia Foothills Chrysler
                                                                Lithia Foothills Hyundai
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Lithia IB, Inc. (2)                               Idaho         Lithia Isuzu of Boise
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Lithia CB, Inc. (2)                               Idaho         Chevrolet of Boise
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Lithia LMB, Inc. (2)                              Idaho         Lithia Lincoln-Mercury of Boise
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Lithia DB, Inc. (2)                               Idaho         Lithia Daewoo
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Lithia Ford of Boise, Inc.                        Idaho         Lithia Ford of Boise
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Lithia of Pocatello, Inc.                         Idaho         Lithia Chrysler Dodge of Pocatello
                                                                Lithia Hyundai of Pocatello
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Lithia of Caldwell, Inc.                          Idaho         Chevrolet of Caldwell
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Lithia Poca-Hon, Inc.                             Idaho         Honda of Pocatello
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Lithia SALMIR, Inc.                               Nevada        Lithia Audi of Reno
                                                                Lithia Volkswagen of Reno
                                                                Lithia Isuzu of Reno
                                                                Lithia Lincoln Mercury of Reno
                                                                Lithia Suzuki of Sparks
                                                                Lithia Hyundai of Reno
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Lithia Reno Sub-Hyun, Inc.                        Nevada        Lithia Reno Subaru
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Lithia Financial Corporation                      Oregon
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Lithia Real Estate, Inc.                          Oregon
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Lithia Motors Support Services, Inc.              Oregon
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Lithia LAC, Inc.                                  Oregon
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Lithia LP of Texas, LLC                           Oregon
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Lithia TLM, LLC                                   Oregon        Lithia Toyota
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LGPAC, Inc.                                       Oregon        Lithia Grants Pass Auto Center
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Lithia DM, Inc.                                   Oregon        Lithia Dodge
                                                                Lithia Chrysler Jeep Dodge
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                                                  STATE OF      ASSUMED BUSINESS NAME(S)
NAME OF ENTITY                                    ORIGIN        (IF DIFFERENT THAN ENTITY NAME)
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
Saturn of Southwest Oregon, Inc.                  Oregon        Saturn of Southwest Oregon
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SOE, LLC (3)                                      Oregon        Saturn of Eugene
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Lithia HPI, Inc.                                  Oregon        Lithia Isuzu
                                                                Lithia Volkswagen
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Lithia DE, Inc.                                   Oregon        Lithia Dodge of Eugene
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Lithia BNM, Inc.                                  Oregon        Lithia Nissan
                                                                Lithia BMW
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Hutchins Imported Motors, Inc.                    Oregon        Lithia Toyota of Springfield
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Hutchins Eugene Nissan, Inc.                      Oregon        Lithia Nissan of Eugene
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Lithia Klamath, Inc.                              Oregon        Lithia Chrysler Jeep Dodge of
                                                                Klamath Falls
                                                                Lithia Toyota of Klamath Falls
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Lithia SOC, Inc.                                  Oregon        Lithia Subaru of Oregon City
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Lithia of Roseburg, Inc.                          Oregon        Lithia Chrysler Jeep Dodge of
                                                                Roseburg
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Lithia Rose-FT, Inc.                              Oregon        Lithia Ford Lincoln Mercury of
                                                                Roseburg
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Lithia Medford LM, Inc.                           Oregon        Lithia Lincoln Mercury
                                                                Lithia Suzuki
                                                                Lithia Mazda
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Lithia Medford Hon, Inc.                          Oregon        Lithia Honda
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Lithia of Sioux Falls, Inc.                       South Dakota  Lithia Subaru of Sioux Falls
                                                                Lithia Dodge of Sioux Falls
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Lithia Automotive, Inc.                           South Dakota  Chevrolet of Sioux Falls
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Lithia GP of Texas, LLC                           Texas
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Lithia CJDSA, L.P. (4)                            Texas         All American Chrysler Jeep Dodge
                                                                of San Angelo
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Lithia CSA, L.P. (4)                              Texas         All American Chevrolet of San
                                                                Angelo
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Lithia NSA, L.P. ( 4)                             Texas         All American Nissan of San Angelo
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                                                    STATE OF    ASSUMED BUSINESS NAME(S)
NAME OF ENTITY                                       ORIGIN     (IF DIFFERENT THAN ENTITY NAME)
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
Lithia DSA, L.P. (4)                              Texas         All American Daewoo of San Angelo
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Lithia CJDBS L.P. (4)                             Texas         All American Chrysler Jeep Dodge
                                                                of Big Spring
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Lithia CJDO, L.P. (4)                             Texas         All American Chrysler Jeep Dodge
                                                                of Odessa
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Camp Automotive, Inc.                             Washington    Camp BMW
                                                                Camp Chevrolet
                                                                Camp Subaru
                                                                Camp Cadillac
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Lithia VS, LLC (5)                                Washington    Camp Volvo
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Lithia Dodge of Tri-Cities, Inc.                  Washington    Lithia Dodge of Tri-Cities
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Lithia DC of Renton, Inc.                         Washington    Lithia Dodge of Renton
                                                                Lithia Chrysler Jeep of Renton
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Lithia FTC, Inc.                                  Washington    Lithia Ford of Tri-Cities
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TC Hon, Inc.                                      Washington    Honda of Tri-Cities
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Lithia BC, Inc.                                   Washington    Chevrolet of Bellevue
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Lithia IC, Inc.                                   Washington    Chevrolet of Issaquah
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Lithia of Seattle, Inc.                           Washington    BMW Seattle
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Lithia LAC of Washington, LLC (6)                 Washington    Lithia Lot-A-Car of Renton
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

(1) Unless specifically noted to the contrary, all entities are wholly owned subsidiaries of Lithia Motors, Inc.

(2) Wholly owned subsidiary of Lithia Boise Holding Company, Inc., a wholly owned subsidiary of Lithia Motors, Inc.

(3) Wholly owned subsidiary of Lithia SH, LLC, which is owned 80% by Lithia Motors, Inc. and 20% by Sidney B. DeBoer, who serves as its sole manager (Saturn requires the manager own at least a 20% interest in its dealerships).

(4) Limited Partnership with Lithia GP of Texas, LLC the general partner owning 1% interest; and Lithia LP of Texas, LLC the sole limited partner owning 99% interest.

(5) Camp Automotive, Inc., is the sole manager owning an 80% interest; and Gregory Johnson, is the general manager of the dealership owning 20% interest (Volvo requires the manager own at least a 20% interest in its dealerships).

(6)  Wholly owned subsidiary of Lithia LAC, Inc.

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